UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  --------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 August 26, 1999
                        (Date of earliest event reported)


                                KELLWOOD COMPANY
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                 (State of Other Jurisdiction of Incorporation)


                                   36-2472410
           (Commission File Number) (IRS Employer Identification No.)


                              600 KELLWOOD PARKWAY
                                 P.O. BOX 14374
                          CHESTERFIELD, MISSOURI 63017
                        (Address, including zip code, of
                    Registrant's Principal Executive Offices)


                                 (314) 576-3100
              (Registrant's Telephone Number, including area code)

ITEM 5.  OTHER EVENTS

         On August 26, 1999, the Company issued a press release reporting operating results for its first quarter ended July 31, 1999. The Company also reported action by its Board of Directors to change the Company's fiscal year-end from April 30 to January 31. The President and CEO announced that the change in fiscal year will bring the Company more in line with the operating cycle of the business as well as the fiscal year-end of the Company's customers and other apparel companies.

         A copy of the press release is attached as an Exhibit and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

          (a)      Exhibits

                   99       Press Release dated August 26, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of St. Louis, State of Missouri on August 26, 1999.

                                        KELLWOOD COMPANY


                                        By:   /s/ Thomas H. Pollihan
                                             -----------------------------------
                                                   Thomas H. Pollihan
                                                   Vice President, Secretary and
                                                   General Counsel